UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2008

ESPRE SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51577	68-0576847
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5700 W. Plano Parkway, Suite 2600, Plano, Texas 75093
(Address of Principal Executive Offices)

(214) 254-3708
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountants.

On November 24, 2008, ESPRE Solutions, Inc., (the “Company”) dismissed Sweeney, Gates & Co. (“Sweeney Gates”) as its independent registered accounting firm. The Company’s Board of Directors participated in and approved the decision to change independent accountants.

Sweeney Gates’ audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2007 and 2006 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with Sweeney Gates’ audits for the two fiscal years ended September 30, 2007 and 2006 and the subsequent interim period through November 24, 2008, there have been no disagreements with Sweeney Gates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sweeney Gates, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through November 24, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company requested that Sweeney Gates furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 12, 2008, is filed as Exhibit 16.1 to this Report.
(b)	New Independent Accountants.

On November 24, 2008, the Company engaged Whitley Penn (“Penn”) as the Company’s new independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2008. The Company’s Board of Directors approved the Company’s engagement of Penn.

During the two most recent fiscal years and through November 24, 2008, the Company has not consulted with Penn regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Penn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto), a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K), or any matter set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

16.1	Sweeney, Gates & Co., letter dated December 12, 2008, regarding the change in Registrant’s independent registered accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2008	/s/ BG Moore
Chief Financial Officer